Exhibit 99.1
2009

2008 Achievements
▪ Successful resolution of Calpine litigation
▪ Significant progress on strategy shift to onshore unconventional player
▪ Established experienced team and filled key functions
▪ Initiated comprehensive resource assessments and reviews of existing asset positions
▪ Increased project inventory by ~150%
▪ Entered several new unconventional plays with substantial upside from meaningful positions
▪ Completed four property acquisitions

Transition to Resource Player Underway
▪ Expanded Acreage Position
▪ Quality Proved Reserve Base
▪ Significant Project Inventory
▪ Additional Resource Potential
▪ Focus on Cost Control
▪ Financial Flexibility

Net Acreage
650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2005
2006
2007
2008
Non-Core
South Texas
Sac Basin
San Juan
DJ Basin
Bakken Acreage Option

Expanded Acreage Position

Reserves & Inventory

Proved Reserves
398 Bcfe

Pinedale
Rio Vista
Sacramento Basin
Denver
Rockies
78.3 Bcfe
DJ Basin
Other Areas
21.8 Bcfe
San Juan Basin
Sacramento Basin
110.9 Bcfe
Houston
Laredo
South Texas Lobo &
Perdido 159.7 Bcfe
State Waters
9.9 Bcfe
Gulf of Mexico
17.7 Bcfe
LEGEND
Major Activity Areas
Other Producing Areas
Offices
Headquarters

2008 Year End Reserves

Onshore Other, 19.2
Offshore, 5.3
State Waters, 5.3
California, 50.5
South Texas, 88.2
Rockies, 66.6

Onshore Other, 2.6
Offshore, 10.7
State Waters, 4.6
California, 38.5
South Tesas, 29.5
Rockies, 6.4

Offshore, 1.8
California, 21.9
South Texas, 42.0
Rockies, 5.2

PDP 235.1 Bcfe
PDNP 92.2 Bcfe
PUD 70.9 Bcfe
Proved Reserves by District (Bcfe)

Risked Resource Inventory*
299 Bcfe
* (includes PUD, Probable & Possible)
Rio Vista
Sacramento Basin
Sacramento Basin
41 Bcfe
Pinedale
Denver
Rockies
164 Bcfe
DJ Basin
San Juan Basin
Other Areas
6 Bcfe
Houston
Laredo
South Texas
74 Bcfe
State Waters
3 Bcfe
Gulf of Mexico
10 Bcfe
LEGEND
Major Activity Areas
Other Producing Areas
Offices
Headquarters

2008 Year End Capital Inventory

Onshore Other, 12
Offshore, 4
State Waters, 2
California, 126
South Texas, 237
Rockies, 777

Offshore, 10.3
Onshore Other, 6.3
State Waters, 3.2
California, 41.2
South Texas, 73.5
Rockies, 164.3

Well Count
1158
Resource Size (Bcfe)
299
Resource Inventory

Hot Springs County
Green River Basin
Fremont County
Sublette County
Pinedale
Lincoln County
Sweetwater County
Uinta County
Summit County
Daggett County

Net Production (MMcfepd)
45
40
35
30
25
20
15
10
5
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
PDP
PDN
PROB (remaining 10 acre development)

Green River Basin: Constellation / Nielson
Purchase Price	$39 million
WI / NRI	100% / 78%
Net Acres	1280
Producing Well Count	28
Net Production	9 Mcfe/d
Net Proven Developed	30 Bcfe
Acquisition Cost	$1.30 / Mcfe
Total Net Non-Proven	178 Bcfe
ALONG THE PINEDALE ANTICLINE: Rosetta closed on (2) producing property acquisitions that offered not only proven reserves and immediate cashflows, but a significant capital inventory of opportunities that are held by production and will be developed at the company’s discretion…
PINEDALE FIELD
  90 sq.mi.
  >600 wells
  700 MMcfe/d
  OGIP: 48 TCFE
  Recoverable: 27 TCFE
JONAH FIELD
  35 sq.mi.
  >1,000 wells
  900 MMcfe/d
  OGIP: 14 TCFE
  Recoverable: 9 TCFE

Maverick Basin
Dimmit County
La Salle County
McMullen County
Constellation Assets
Encinal
Webb County
South Callaghan Ranch
Duval County
Perdido
Schwarz Rottersman
La Perla
Zapata County
Jim Hogg County

Net Production (MMcfepd)
18
16
14
12
10
8
6
4
2
0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
PDP
PDN
PROB (Olmos)
PROB (Eagle Ford)

South Texas: Constellation
Purchase Price	$20 million
WI / NRI	70% / 52%
Net Acres	21,110
Producing Well Count	285
Net Production	5 Mcfe/d
Net Proven Developed	14 Bcfe
Acquisition Cost	$1.43 / Mcfe
Total Net Non-Proven	39 Bcfe
IN THE GREATER MAVERICK BASIN: Rosetta closed on (1) producing property acquisition that offered not only proven reserves and immediate cashflows, but a significant capital inventory of opportunities that are mostly held by production and will be developed at the company’s discretion…

Additional Resource
Potential
Beyond Reserves & Inventory

Additional Resource Potential
Beyond Reserves & Inventory
▪ Organic Growth
 • Denver Julesburg Basin Niobrara Chalk
 • Sacramento Basin Tight Capay Sand
 • South Texas Eagle Ford Shale
 • Alberta Basin Bakken Shale

WYOMING
NEBRASKA
Dinosaur Nat'l. Mon.
Fort Collins
Greeley
Rocky Mtn. Nat'l. Pk.
Loveland
South Platte
Boulder
DENVER
Arvada
Aurora
Englewood
Colorado
ROCKY MTS.
Vail
COLORADO
Aspen
UTAH
Grand Junction
Colorado Nat'l. Mon.
Pikes Peak
Colorado Springs
KANSAS
Black Canyon of the Gunnison Nat'l. Mon.
Gunnison
Royal Gorge
Pueblo
Arkansas
Rio Grande
Great Sand Dunes Nat'l. Mon.
Mesa Verde Nat'l. Pk.
Blanca Peak
SAN JUAN MTS.
ARIZONA
NEW MEXICO
OKLAHOMA

Denver Julesburg Basin
Sedgwick County
Logan County
Phillips County
Weld County
Morgan County
Washington County
DJ
Yuma County
Adams County
Arapahoe County
Rosetta Resources
Kit Carson County

30 miles
Denver
Denver Julesburg Basin Niobrara Play
Rosetta Resource’s Position:
▪ Net Undeveloped Acreage:  90,000 acres
▪ Net Projects:  1750 wells*
▪ Net Resource Potential: 350 Bcfe
* Not including the 500 locations already in inventory
Denver Julesburg Basin

CURRENT WELL SPACING

40 acres

16 wells / Section

PILOT PROGRAM

40 acres

16 wells / Section

POTENTIAL PROJECTS

10 acres

64 wells / Section

Denver Julesburg Basin
Niobrara Downspacing Project

Sacramento Basin
Trinity County
Tehama County
Plumas County
Butte County
Glenn County
Sierra County
Mendocino County
Colusa County
Placer County
Sutter County
Yolo County
Sonoma County
Napa County
Sacramento County
Solano County
Rio Vista
San Joaquin County
Alameda County

Redwood Nat'l. Pk.
Lava Beds Nat'l. Mon.
Mt. Shasta
Eureka
Lassen Volcanic Nat'l. Pk.
Chico
NEVADA
UTAH
SACRAMENTO
Lake Tahoe
SIERRA NEVADA
Yosemite Nat'l. Pk.
Berkeley
Oakland
San Francisco
San Jose
Santa Cruz
Monterey
San Joaquin
Mt. Whitney
Death Valley Nat'l. Pk.
Fresno
Sequoia Nat'l. Pk.
Bakersfield
MOJAVE
CALIFORNIA
DESERT
ARIZONA
San Luis Obispo
Santa Barbara
San Bernardino
North Pacific Ocean
Los Angeles
Long Beach
Palm Springs
Joshua Tree Nat'l. Pk.
Salton Sea
Colorado
San Diego

Sacramento Basin
Tight Capay Resource Play
Sacramento Basin Tight Capay Sand Play
Rosetta Resource’s Position:
▪ Net Undeveloped Acreage:  30,000 acres
▪ Net Projects:  375 wells
▪ Net Resource Potential: 100 Bcfe

NORTONVILLE SANDS
EMIGH
(DOMENGINE)
IONE
EMIGH "F"
CAPAY
MIDDLE CAPAY
Tight Sand
BASE CAPAY SANDS
HAMILTON
APPR. BASE RIO VISTA
GAS UNIT -6450'
MEGANOS
ANDERSON
MARTINEZ

Plugged and Abandoned

Sacramento Basin
Tight Capay Resource Play
WELL RESULTS
Well	Initial Rate (Mcfe/d)
RVGU 242	475
RVGU 222	200
RVGU 296	130
RVGU 299	1300
Jordan 8	1250
RVGU 269U	550
Average	650

Rosetta Resources
Eagle Ford acreage
TXCO
Eagle Ford
wells
Dimmit County
Eagle Ford Trend
La Salle County
McMullen County
EOG
wells
Petrohawk
Eagle Ford
wells
Rosetta
Vela #1
Webb County

MISSOURI
OKLAHOMA
ARKANSAS
NEW MEXICO
TEXAS
LOUISIANA
MEXICO

South Texas
Eagle Ford Shale Play

NW
Encinal Area
ESCONDIDO & OLMOS SANDS
Vertical Drilling
Encinal Area
EAGLE FORD SHALE
Horizontal Drilling
South Callaghan Ranch Area
LOBO SANDS
Vertical Drilling
SE
LOBO
MIDWAY SHALE
ESCONDIDO SANDS
OLMOS
SAN MIGUEL
AUSTIN CHALK
EAGLE FORD SHALE
BUDA
GEORGETOWN
EDWARDS LIME
GLEN ROSE

South Texas
Eagle Ford Shale Play
South Texas Eagle Ford Shale Play
Rosetta Resource’s Position:
▪ Net Undeveloped Acreage:  25,000 acres
▪ Net Projects:  150 wells
▪ Net Resource Potential: 300 Bcfe

West Shelby
Shelby
Cut Bank Field
Toole County
Liberty County
Pondera County
Flathead County
Teton County
Chouteau County
Cascade County
CANADA
NORTH DAKOTA
Havre
Glacier Nat'l. Pk.
Clark Fork
Flathead Lk.
Missouri
Ft. Peck Lake
ROCKY MTS.
Great Falls
Yellowstone
MONTANA
Missoula
HELENA
Anaconda
Butte
Billings
Bozeman
Jefferson
Yellowstone Nat'l. Pk.
IDAHO
WYOMING
SOUTH DAKOTA

Alberta Basin
Bakken Shale Resource Play
Alberta Basin Bakken Play
Rosetta Resource’s Position:
▪ Net Undeveloped Acreage: 231,000 acres
▪ Net Projects:  723 wells*
▪ Net Resource Potential:  60 - 300 MMBOE
* 320 acre development

Growth Opportunities
Summary of Projects in Addition to Our PUD, Probable & Possible Inventories
	Areal Extent (Net Acres)	Projects (Project Count)	Net Resource (Bcfe)
DJ Basin Niobrara Chalk	90,000	1750	350
California Tight Capay Sand	30,000	375	100
South Texas Eagle Ford Shale	25,000	150	300
Alberta Basin Bakken Shale	230,000	700	600
TOTAL	375,000	2975	1350

4000
3500
3000
2500
2000
1500
1000
500
0
1158
299
2795
1350
3953
1649
PUD, Probable & Possible Inventory
Additional Resource Potential
Combined Potential
Project Count
Bcfe

Combined Opportunities
Inventory + Additional Resource Potential

Service Costs

☑	Drilling rig rates (incl. mob/demob/fuel and power) - Down 24% from 4Q 2008
☑	Tubulars - spot market supply
▪ Down ~41% since peak in Q3-2008
▪ Down ~2% since Q4-2008
❒	Stimulation
❒	Cementing
❒	Equipment rentals
❒	Wireline
❒	Drilling mud
❒	Other
☑	Seismic - 120 sq. mile shoot in South Texas ~$5.5MM vs. ~$8MM bid in early 2008

▪ Major areas of savings
▪ Initial market price reduction captured
▪ Should continue to decline as broad pullback in
 activity adds price pressure
Reduce Capex by Bidding Out Major Services and Supplies

❒	Equipment Rentals (mainly compression)
☑	Chemicals - Pricing down 13% vs. 2008
❒	Contract labor / consulting
❒	Salt water disposal / water hauling
❒	Reduction in LOE in non-operated properties
Continue to Drive Down LOE Costs
Approx. ~$4MM of opportunities identified to lower the current LOE budget of $40MM.
 ▪ Major areas of savings

Financial Summary

Financial Capacity to Grow
▪ Revolving line of credit - conforming borrowing base remains at $400 million
▪ $300 million debt outstanding at year end 2008
▪ ~$200 million liquidity from unused capacity and cash on hand
▪ Protected 2009 natural gas production with 52 BBtu/d swapped at an average price of $7.65 and 5 BBtu/d of collars at $8.00 by $10.05
▪ Protected 2010 natural gas production of 10 BBtu/d swapped at $8.31
▪ Goal to maintain optionality and flexibility

$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
1/1/2008
4/1/2008
7/1/2008
10/1/2008
1/1/2009
4/1/2009
7/1/2009
NYMEX Gas
Rosetta Investment Deck
Strip > ROSE Price Deck
■ Preference for organic activities
■ Ramp up drilling in existing assets and convert
 price-sensitive inventory
■ Consider adding hedges
■ Maintain financial discipline to position for cycles
Strip < ROSE Price Deck
■ Preference for inorganic activities
■ Ramp up asset studies to build inventory
■ Maintain flexibility to respond to environment
Flexibility - How Will We Act?

2009 Business Plan
▪ Maintain balance between cash flow and capital activity
▪ Re-engineer existing opportunity set
 • Sacramento Basin workovers
 • Lobo program
▪ Pursue bolt-on/strategic acquisitions
▪ Evaluate new play opportunities
 • Eagle Ford
 • Bakken
▪ Evaluate sale of non-core assets
▪ Focus on cost reductions

It’s a Great Time to Look at Rosetta
▪ Post-Calpine reserves and financial position is high quality
▪ Unconventional approach on existing assets will be impactful
▪ Ground floor opportunity to participate in significant new play entry
▪ Experienced management with passion and commitment
▪ Very attractive risk-reward profile for Company our size
▪ Today trading at significant discount on valuation basis to companies with similar business model